EX-99(D)
                                                        EXHIBIT 99(D)


                               [For A319's]





                      PURCHASE AGREEMENT ASSIGNMENT
                               [NW ____ _]



                     Dated as of [________ __, ____]



                                 between



                        NORTHWEST AIRLINES, INC.,
                                 Assignor



                                   and



                FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                 Assignee



                             _______________



                      One Airbus Industrie A319-114
                                 Aircraft

                      PURCHASE AGREEMENT ASSIGNMENT
                               [NW ____ _]

          This PURCHASE AGREEMENT ASSIGNMENT [NW ____ _], dated as of [_________ __, ____] between NORTHWEST AIRLINES, INC., a Minnesota corporation ("Assignor"), and FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee ("Assignee") (the "Assignment").

                           W I T N E S S E T H:

          WHEREAS, pursuant to the Purchase Agreement, the Supplier has agreed to sell and Assignor has agreed to purchase several Airbus
Industrie A319-114 aircraft, including the Aircraft covered by the Participation Agreement;

          WHEREAS, pursuant to the Participation Agreement, Assignor has agreed to sell, and Assignee has agreed to purchase, the Aircraft;

          WHEREAS, pursuant to a Guaranty attached to the Purchase Agreement (such guaranty, together with all amendments, waivers and consents heretofore entered into and heretofore granted thereunder, the "Guaranty") of Airbus Industrie, a groupement d'interet economique established under the laws of the Republic of France (the "Manufacturer"), the Manufacturer has agreed, among other things, to unconditionally guarantee the due and punctual performance by the Supplier of all of its liabilities and obligations as set forth in the Purchase Agreement;

          WHEREAS, Assignor and Assignee are entering into a Lease Agreement [NW ____ _], dated as of the date hereof (as the same may hereafter from time to time be supplemented, amended or modified, the "Lease"), pursuant to which the Aircraft will be leased by Assignee to Assignor; and

          WHEREAS, Assignor, on the terms and conditions herein and in the Consent and Agreement executed by the Manufacturer and the Supplier attached hereto, desires to assign to Assignee certain of Assignor's rights and interests in and under the Purchase Agreement and the Guaranty relating to the Aircraft, and Assignee desires to accept such assignment, as hereinafter set forth;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the parties hereto agree as follows:

          1. Assignment; Rights Reserved. Subject to the provisions of paragraph 3(a) hereof, Assignor does hereby sell, assign, transfer and set over unto Assignee, all of Assignor's rights and interests in and to
(i) Clauses 12, 13 and, to the extent relating to acts to be performed following the date of enforcement of this Purchase Agreement Assignment, 17 of the Purchase Agreement (but not any other provision of the Purchase

Agreement or any letter agreement referred to therein) as such Clauses relate to the Aircraft (the "Assigned Warranties"), and (ii) the Guaranty as it relates to the Assigned Warranties; reserving to Assignor, however, all of Assignor's rights and interests in and to Clauses 12, 13 and, to the extent relating to acts to be performed following the date of enforcement of this Purchase Agreement Assignment, 17 of the Purchase Agreement and the Guaranty as and to the extent that such Clauses of the Purchase Agreement and the Guaranty relate to aircraft other than the Aircraft and to the extent that the Purchase Agreement and the Guaranty relate to any other matters not directly pertaining to the Aircraft.

          2. Acceptance of Assignment. Assignee hereby accepts the assignment contained in paragraph 1 hereof.

          3.   Rights of Assignor in Absence of Event of Default.

          (a) With respect to the assignment contained in paragraph 1 hereof, and notwithstanding the foregoing, if and so long as (A) the Aircraft shall be subject to the Lease and (B) no Event of Default under the Lease has occurred and is continuing, (1) Assignee authorizes Assignor, on behalf of but to the exclusion of Assignee, to exercise in Assignor's own name (i) all rights and powers related to the Assigned Warranties and the Guaranty as it relates to the Assigned Warranties and
(ii) subject to paragraph 3(c) hereof, to retain any recovery or benefit resulting from the enforcement of any Assigned Warranties in respect of the Aircraft or resulting from the enforcement of the Guaranty in respect of the same, and (2) Assignee shall, at Assignor's expense, cooperate with Assignor and take such actions as Assignor reasonably deems necessary to enable Assignor to enforce such rights and claims.

          (b) In the event that an Event of Default under the Lease has occurred and is continuing and thereafter until such Event of Default has been cured or waived: (i) at Assignee's option, the authorization given to Assignor under paragraph 3(a) hereof to enforce such rights and claims shall henceforth cease to be effective and Assignee and its successors and permitted assigns shall, to the exclusion of Assignor, be entitled to assert and enforce such rights and claims as substitute party plaintiff or otherwise, and Assignor shall, at the request of Assignee or its successors or permitted assigns and at Assignor's expense, cooperate with and take such action as reasonably necessary to enable Assignee and its successors and permitted assigns to enforce such rights and claims, and Assignee, if it shall elect to enforce such rights or claims, shall use its best efforts to assert and enforce such rights and claims, and
(ii) Assignor will be deemed to have irrevocably constituted Assignee and its successors and permitted assigns Assignor's true and lawful attorney (it being acknowledged that such appointment is coupled with an interest, namely Assignee's rights acquired and to be acquired hereunder) with full power (in the name of Assignor or otherwise) to ask, require, demand, receive, settle, compromise, compound and give acquittance for any and all monies and claims for monies due and to become due under, or arising out of, the Purchase Agreement or the Guaranty in respect of the Aircraft, to the extent that the same have been assigned by this Assignment, and for such period as Assignee may exercise rights with respect thereto under this clause (ii), to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection therewith which Assignee may deem to be necessary or advisable in the premises.

          (c) Notwithstanding this Assignment and anything herein to the contrary (but subject to all the terms of the Purchase Agreement), all amounts that the Supplier or the Manufacturer is obligated to pay to Assignor under Clauses 12, 13 and, to the extent relating to acts to be performed following the date of enforcement of this Purchase Agreement Assignment, 17 of the Purchase Agreement with respect to the Aircraft or the Guaranty as it relates to such Clauses (a "Supplier Payment"), will be payable and applicable as follows: so long as the Aircraft is subject to the Lease, all Supplier Payments shall be paid to Assignor unless and until an Event of Default under the Lease has occurred and is continuing, whereupon the Assignee shall direct the Supplier to make all Supplier Payments directly to the Indenture Trustee or (if written notice has been given to the Supplier and the Manufacturer that the Trust Indenture is no longer in effect in accordance with its terms and all amounts due and payable under the Secured Certificates have been paid in full) Assignee. Any amounts received by Assignee pursuant to the immediately preceding sentence shall, to the extent not theretofore applied in satisfaction of sums owing to Assignee in accordance with the terms of the Lease, be returned to Assignor promptly after all Events of Default under the Lease have been cured or waived.

          4. Certain Rights and Obligations of the Parties. (a) Anything herein contained to the contrary notwithstanding: (i) Assignor shall at all times remain liable to the Supplier under the Purchase Agreement in respect of the Aircraft to perform all of the duties and obligations of "Northwest" thereunder to the same extent as if this Assignment had not been executed; (ii) the exercise by Assignee of any of the rights assigned hereunder shall not release Assignor from any of its duties or obligations to the Supplier under the Purchase Agreement in respect of the Aircraft except to the extent that such exercise by Assignee shall constitute performance of such duties and obligations; and
(iii) except as provided in paragraph 4(b) hereof, neither Assignee nor any of its successors or assigns shall have any obligation or liability under the Purchase Agreement by reason of, or arising out of, this Assignment or be obligated to perform any of the obligations or duties of Assignor under the Purchase Agreement or to make any payment or make any inquiry as to the sufficiency of any payment received by it or to present or to file any claim or to take any other action to collect or enforce any claim for any payment assigned hereunder.

          (b) Without in any way releasing Assignor from any of its duties or obligations under the Purchase Agreement, Assignee confirms for the benefit of the Supplier and the Manufacturer that, insofar as the provisions of the Purchase Agreement relate to the Aircraft, in exercising any rights under the Purchase Agreement or the Guaranty, or in making any claim with respect to the Aircraft or other goods and services delivered or to be delivered pursuant to the Purchase Agreement or the

Guaranty, the terms and conditions of the Purchase Agreement and the Guaranty shall apply to, and be binding upon, Assignee to the same extent as Assignor. Assignee hereby confirms that it shall be deemed for all purposes to have read and be familiar with the Purchase Agreement and the Guaranty and the forms of Manufacturer and Supplier consents to this Agreement and to understand thoroughly the terms and conditions thereof.

          (c) Nothing contained herein shall (i) subject the Supplier or the Manufacturer to any liability to which it would not otherwise be subject under the Purchase Agreement or the Guaranty or (ii) modify in any respect the Supplier's or the Manufacturer's contract rights thereunder, except as provided in the Consent and Agreement attached hereto.

          (d) The parties hereto agree that all of the statements, representations, covenants and agreements made by Assignee as Owner Trustee (when made in such capacity) contained in this Assignment and any agreement referred to herein or in the Participation Agreement other than the Trust Agreement, unless expressly otherwise stated, are made and intended only for the purpose of binding the Trust Estate and establishing the existence of rights and remedies which can be exercised and enforced against the Trust Estate. Therefore, anything contained in this Assignment or such other agreements to the contrary notwithstanding (except for any express provisions that Assignee is responsible for in its individual capacity), no recourse shall be had with respect to this Assignment or such other agreements against Assignee in its individual capacity or against any institution or person which becomes a successor trustee or co-trustee or any officer, director, trustee, servant or direct or indirect parent or controlling person or persons of any of them; provided, however, that this Section 4(d) shall not be construed to prohibit any action or proceeding against First Security Bank, National Association, for its own willful misconduct or grossly negligent conduct for which it would otherwise be liable; and provided, further, that nothing contained in this Section 4(d) shall be construed to limit the exercise and enforcement in accordance with the terms of this Assignment or such other agreements of rights and remedies against the Trust Estate. The foregoing provisions of this Section 4(d) shall survive the termination of this Assignment and the other Operative Documents.

          5. Further Assurances. Assignor agrees that at any time and from time to time Assignor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Assignee may reasonably request in writing in order to obtain the full benefits of this Assignment and of the rights and powers herein granted, provided, however, that the execution and delivery of any such instrument or document shall not in any way limit or restrict the rights or enlarge the obligations of Assignor in respect of any of the Operative Documents.

          6. Assignor's Representations, Warranties and Covenants. Assignor does hereby represent and warrant that Assignor has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as this Assignment shall remain in effect, the whole or any part of the rights hereby assigned to anyone other than Assignee.

          7. No Amendment of Purchase Agreement. Assignee agrees that it will not enter into any amendment, modification, supplement, rescission, cancellation or termination of the Purchase Agreement or the Guaranty in respect of the Aircraft without the prior written consent of Assignor.

          8. Execution of Assignment. This Assignment is being executed and delivered by Assignor and Assignee concurrently with the execution and delivery of the Lease.

          9. Binding Effect. This Assignment shall be binding upon and shall inure to the benefit of Assignor, Assignee and their respective successors and permitted assigns.

          10. GOVERNING LAW. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK,
INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS ASSIGNMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.

          11. Definitions. All terms not defined herein, which are used herein in capitalized form and which are defined in the Lease, shall when used herein have the meanings specified or referred to in the Lease.

          12. Notice. Except as otherwise expressly provided herein (notices to the Supplier shall be sent to the address for the Supplier set forth in Section 14), notice hereunder may be given, and shall be deemed to have been received when given, as provided in Section 17 of the Lease.

          13. Limitation on Transfer. Except as provided in the next sentence, Assignee agrees that it may not sell, assign or otherwise transfer any of the Assigned Warranties or the Guaranty as it relates to the Assigned Warranties without the prior written consent of the Supplier and the Manufacturer, except in connection with the exercise of remedies under the Trust Indenture. Assignor consents to the assignment by Assignee to the Indenture Trustee, as security for the Secured Certificates to be issued under the Trust Indenture and the other obligations secured thereby as specified in the Trust Indenture, of all of Assignee's rights and interests in and to the Purchase Agreement and the Guaranty under this Assignment.

          14. Requirement of Notice to the Supplier. For all purposes of this Assignment, the Supplier and the Manufacturer shall not be deemed to have knowledge of and need not recognize any Event of Default, unless and until the Supplier shall have received written notice thereof from Assignee or the Indenture Trustee addressed to its Chief Executive Officer, 2 Rond Point Maurice Bellonte, 31700 Blagnac, France (telex 521155F) (fax: 011-33-5-61-93-49-77) and, in acting in accordance with the terms of the Purchase Agreement, the Guaranty and this Assignment, the Supplier and the Manufacturer may act with aquittance and conclusively rely upon such notice.

          15. Counterparts. This Assignment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement Assignment to be duly executed as of the day and year first above written.

                                           NORTHWEST AIRLINES, INC.,
                                           as Assignor


                                           By:___________________________
                                              Name:
                                              Title:

                                           FIRST SECURITY BANK,
                                           NATIONAL ASSOCIATION,
                                                Not in its individual
                                                capacity but solely as
                                                Owner Trustee, as
                                                Assignee


                                           By:___________________________
                                              Name:
                                              Title:


          The undersigned, not in its individual capacity but solely as Indenture Trustee for the benefit of the holders of Secured Certificates and as assignee of, and holder of a security interest in and to the foregoing Purchase Agreement Assignment and the Purchase Agreement and the Guaranty pursuant to such Purchase Agreement Assignment, agrees to the terms of the foregoing Purchase Agreement Assignment and agrees that its rights and remedies under such Purchase Agreement Assignment shall be subject to the terms and conditions thereof, including paragraph 4(b), and of the Purchase Agreement and the Guaranty.


                                           STATE STREET BANK AND
                                           TRUST COMPANY,
                                                Not in its individual
                                                capacity but solely as
                                                Indenture Trustee


                                           By:___________________________
                                              Name:
                                              Title:

EX-99(D)
                                                  EXHIBIT 99(D)



                                  [For 757's]







                         PURCHASE AGREEMENT ASSIGNMENT
                                 [NW ____ __]


                         Dated as of ________ __,_____


                                    between


                           NORTHWEST AIRLINES, INC.,
                                   Assignor


                                      and


                  FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                   Assignee


                              __________________


                              One Boeing 757-251
                                    Aircraft

                   PURCHASE AGREEMENT ASSIGNMENT
                            [NW _____ _]

          This PURCHASE AGREEMENT ASSIGNMENT [NW _____ _], dated as of [______________] between NORTHWEST AIRLINES, INC., a Minnesota corporation ("Assignor"), and FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee ("Assignee") (the
"Assignment").

                             W I T N E S S E T H:

          WHEREAS, pursuant to the Purchase Agreement, the Manufacturer has agreed to sell and Assignor has agreed to purchase several Boeing 757-251 aircraft, including the Aircraft covered by the Participation Agreement;

          WHEREAS, pursuant to the Participation Agreement, Assignor has agreed to sell, and Assignee has agreed to purchase, the Aircraft;

          WHEREAS, Assignor and Assignee are entering into a Lease Agreement [NW _____ _], dated as of the date hereof (as the same may hereafter from time to time be supplemented, amended or modified, the "Lease"), pursuant to which the Aircraft will be leased by Assignee to Assignor; and

          WHEREAS, Assignor, on the terms and conditions herein and in the Consent and Agreement of the Manufacturer attached hereto, desires to assign to Assignee certain of Assignor's rights and interests in and under the Purchase Agreement relating to the Aircraft, and Assignee desires to accept such assignment, as hereinafter set forth;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the parties hereto agree as follows:

          1. Assignment; Rights Reserved. Subject to the provisions of paragraph 3(a) hereof, Assignor does hereby sell, assign, transfer and set over unto Assignee, except to the extent reserved below, all of Assignor's rights and interests in and to the Purchase Agreement, as and to the extent that the same relate to the Aircraft and the operation thereof, including, without limitation, (a) all claims for damages in respect of the Aircraft arising as a result of any default by the Manufacturer under the Purchase Agreement, including, without limitation, all warranty, service life policy, aircraft performance guarantee and indemnity provisions in the Purchase Agreement in respect of the Aircraft and all claims thereunder and (b) any and all rights of Assignor to compel performance of the terms of the Purchase Agreement in respect of the Aircraft; reserving to Assignor, however, (i) all of Assignor's rights and interests in and to the Purchase Agreement as and to the extent that it relates to any matters not in respect of the Aircraft,
(ii) all of Assignor's rights and interests under the Purchase Agreement

(other than under Exhibit B (Product Assurance Document) thereof), (iii) all of Assignor's rights and interests in or arising out of any payments or deposits made or to be made by Assignor or amounts credited or to be credited or paid or to be paid by the Manufacturer to Assignor in respect of the Aircraft under the Purchase Agreement, (iv) all of Assignor's rights and interests in and to any Spare Parts General Terms Agreement and (v) with respect to the Aircraft so long, and only so long, as the Manufacturer shall not have received written notice from the Indenture Trustee or the Owner Trustee (including by mail, courier, telex, or telecopy thereof from the Indenture Trustee or the Owner Trustee addressed to the Manufacturer's Vice President - Contracts at P.O. Box 3707, Mail Code 21-34, Seattle, WA 98124 if by mail; 1901 Oakesdale Ave. S.W., M/C 21-34, Renton, WA 98055, if by courier; 425-237-1706 if by telecopy and 32-9430 (answerback BOEINGREN), if by telex) that an Event of Default under the Lease has occurred and is continuing or that the Lease has terminated, all rights to demand, accept and retain all rights in and to property (other than the Aircraft), data, documents, training and services of any kind which the Manufacturer is obligated to provide or does provide pursuant to the Purchase Agreement with respect to the Aircraft.

          2. Acceptance of Assignment. Assignee hereby accepts the assignment contained in paragraph 1 hereof.

          3.  Rights of Assignor in Absence of Event of Default.

          (a) Notwithstanding the foregoing, if and so long as (A) the Aircraft shall be subject to the Lease and (B) the Manufacturer shall not have received written notice from the Indenture Trustee or the Owner Trustee (including by mail, courier, telex, or telecopy thereof from the Indenture Trustee or the Owner Trustee addressed to the Manufacturer's Vice President -
 Contracts at P.O. Box 3707, Mail Code 21-34, Seattle, WA 98124 if by mail; 1901 Oakesdale Ave. S.W., M/C 21-34, Renton, WA 98055, if by courier; 425-237-1706 if by telecopy and 32-9430 (answerback BOEINGREN), if by telex) that an Event of Default under the Lease has occurred and is continuing,
(1) Assignee authorizes Assignor, on behalf of but to the exclusion of Assignee, to exercise in Assignor's own name (i) such rights and powers of the "Buyer" under the Purchase Agreement and (ii) such rights as Assignee may have with respect to the Aircraft under any warranty, covenant, representation, service life policy, aircraft performance guarantee, indemnity or product support agreement of the Manufacturer or any subcontractor or vendor with respect thereto and, subject to paragraph 3(c) hereof, to retain any recovery or benefit resulting from the enforcement of any warranty, covenant, representation, service life policy, aircraft performance guarantee, indemnity, or product support agreement of the Manufacturer or any subcontractor or vendor under the Purchase Agreement in respect of the Aircraft, and (2) Assignee shall, at Assignor's expense, cooperate with Assignor and take such actions as Assignor reasonably deems necessary to enable Assignor to enforce such rights and claims.

          (b) Effective upon the receipt by the Manufacturer of written notice from the Indenture Trustee or the Owner Trustee that an Event of Default under the Lease has occurred and is continuing and thereafter until the Manufacturer shall have received written notice from the Indenture Trustee or the Owner Trustee that such Event of Default has been cured or waived: (i) at Assignee's option, the authorization given to Assignor under paragraph 3(a) hereof to enforce such rights and claims shall henceforth cease to be effective and Assignee and its successors and permitted assigns shall, to the exclusion of Assignor, be entitled to assert and enforce such rights and claims as substitute party plaintiff or otherwise, and Assignor shall, at the request of Assignee or its successors or permitted assigns and at Assignor's expense, cooperate with and take such action as reasonably necessary to enable Assignee and its successors and permitted assigns to enforce such rights and claims, and Assignee, if it shall elect to enforce such rights or claims, shall use its best efforts to assert and enforce such rights and claims, and (ii) Assignor will be deemed to have irrevocably constituted Assignee and its successors and permitted assigns Assignor's true and lawful attorney (it being acknowledged that such appointment is coupled with an interest, namely Assignee's rights acquired and to be acquired hereunder) with full power (in the name of Assignor or otherwise) to ask, require, demand, receive, settle, compromise, compound and give acquittance for any and all monies and claims for monies due and to become due under, or arising out of, the Purchase Agreement in respect of the Aircraft, to the extent that the same have been assigned by this Assignment, and for such period as Assignee may exercise rights with respect thereto under this clause
(ii), to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection therewith which Assignee may deem to be necessary or advisable in the premises.

          (c) Notwithstanding this Assignment and anything herein to the contrary, all amounts that the Manufacturer is obligated to pay to Assignor under the Purchase Agreement with respect to the Aircraft, including, without limitation, in respect of refunds thereunder or resulting from the enforcement of any warranty, service life policy, aircraft performance guarantee or indemnity or product support agreement thereunder or the enforcement or exercise of any right or power under the Purchase Agreement or hereunder (a "Manufacturer Payment") (excluding, however, from the Manufacturer Payments any amounts the Manufacturer is obligated to pay to Assignor with respect to the rights reserved to Assignor in clauses (i) through (v) of paragraph 1 hereof, which shall be paid to Assignor), will be payable and applicable as follows: so long as the Aircraft is subject to the Lease, all the Manufacturer Payments shall be paid to Assignor unless and until the Manufacturer shall have received written notice from the Indenture Trustee or the Owner Trustee that an Event of Default under the Lease has occurred and is continuing, whereupon the Manufacturer will, until the Manufacturer shall have received written notice from the Indenture Trustee or the Owner Trustee that all Events of Default under the Lease have been cured or waived, make any and all such payments directly to the Indenture Trustee or (if written notice has been given to the Manufacturer by Assignee that the Trust Indenture is no longer in effect in accordance with its terms and all amounts due and payable under the Secured Certificates have been paid in full) Assignee. Any amounts received by Assignee pursuant to the immediately preceding sentence shall, to the extent not theretofore applied in satisfaction of sums owing to Assignee in accordance with the terms of the Lease, be returned to Assignor promptly after all Events of Default under the Lease have been cured or waived.

          (d) For all purposes of this Assignment, the Manufacturer shall not be deemed to have knowledge of an Event of Default under the Lease or of the discontinuance or waiver of an Event of Default unless and until the Manufacturer shall have received written notice thereof from the Owner Trustee or the Indenture Trustee (including by mail, courier, telex, or telecopy thereof from the Indenture Trustee or the Owner Trustee addressed to the Manufacturer's Vice President - Contracts at P.O. Box 3707, Mail Code 21-34, Seattle, WA 98124 if by mail; 1901 Oakesdale Ave. S.W., M/C 21-34, Renton, WA 98055, if by courier; 425-237-1706 if by telecopy and 32-9430 (answerback BOEINGREN), if by telex) and, in acting in accordance with the terms and conditions of the Purchase Agreement and this Assignment, the Manufacturer may rely conclusively upon any such notice.

          4.  Certain Rights and Obligations of the Parties.

          (a)  Anything herein contained to the contrary notwithstanding:
(i) Assignor shall at all times remain liable to the Manufacturer under the Purchase Agreement in respect of the Aircraft to perform all of the duties and obligations of "Buyer" thereunder to the same extent as if this Assignment had not been executed; (ii) the exercise by Assignee of any of the rights assigned hereunder shall not release Assignor from any of its duties or obligations to the Manufacturer under the Purchase Agreement in respect of the Aircraft except to the extent that such exercise by Assignee shall constitute performance of such duties and obligations; and (iii) except as provided in paragraph 4(b) hereof, Assignee shall not have any obligation or liability under the Purchase Agreement by reason of, or arising out of, this Assignment or be obligated to perform any of the obligations or duties of Assignor under the Purchase Agreement or to make any payment or make any inquiry as to the sufficiency of any payment received by it or to present or to file any claim or to take any other action to collect or enforce any claim for any payment assigned hereunder.

          (b) Without in any way releasing Assignor from any of its duties or obligations under the Purchase Agreement, Assignee confirms for the benefit of the Manufacturer that, insofar as the provisions of the Purchase Agreement relate to the Aircraft, in exercising any rights under the Purchase Agreement, or in making any claim with respect to the Aircraft or other things delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement (including, without limitation, the warranty disclaimer and indemnity provisions in the product assurance and customer support documents, Exhibits B and C, respectively, to the Purchase Agreement) shall apply to, and be binding upon, Assignee to the same extent as Assignor. Assignee hereby confirms that it shall be deemed for all purposes to have read and be familiar with the Purchase Agreement (insofar as it relates to the Aircraft) and to understand thoroughly the terms and conditions thereof.

          (c) Nothing contained herein shall (i) subject the Manufacturer to any liability to which it would not otherwise be subject under the Purchase Agreement or (ii) modify in any respect the Manufacturer's contract rights thereunder, except as provided in the Consent and Agreement attached hereto.

          (d) The parties hereto agree that all of the statements, representations, covenants and agreements made by Assignee as Owner Trustee (when made in such capacity) contained in this Assignment and any agreement referred to herein or in the Participation Agreement other than the Trust Agreement, unless expressly otherwise stated, are made and intended only for the purpose of binding the Trust Estate and establishing the existence of rights and remedies which can be exercised and enforced against the Trust Estate. Therefore, anything contained in this Assignment or such other agreements to the contrary notwithstanding (except for any express provisions that Assignee is responsible for in its individual capacity), no recourse shall be had with respect to this Assignment or such other agreements against Assignee in its individual capacity or against any institution or person which becomes a successor trustee or co-trustee or any officer, director, trustee, servant or direct or indirect parent or controlling person or persons of any of them; provided, however, that this Section 4(d) shall not be construed to prohibit any action or proceeding against First Security Bank, National Association, for its own willful misconduct or grossly negligent conduct for which it would otherwise be liable; and provided, further, that nothing contained in this Section 4(d) shall be construed to limit the exercise and enforcement in accordance with the terms of this Assignment or such other agreements of rights and remedies against the Trust Estate. The foregoing provisions of this Section 4(d) shall survive the termination of this Assignment and the other Operative Documents.

          5. Further Assurances. Assignor agrees that at any time and from time to time Assignor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as

Assignee may reasonably request in writing in order to obtain the full benefits of this Assignment and of the rights and powers herein granted, provided, however, that the execution and delivery of any such instrument or document shall not in any way limit or restrict the rights or enlarge the obligations of Assignor in respect of any of the Operative Documents.

          6. Assignor's Representations, Warranties and Covenants. Assignor does hereby represent and warrant that Assignor has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as this Assignment shall remain in effect, the whole or any part of the rights hereby assigned to anyone other than Assignee.

          7. No Amendment of Purchase Agreement. Assignee agrees that, so long as the Lease is in effect, it will not enter into any amendment, modification, supplement, rescission, cancellation or termination of the Purchase Agreement in respect of the Aircraft without the prior written consent of Assignor.

          8. Execution of Assignment. This Assignment is being executed and delivered by Assignor and Assignee concurrently with the execution and delivery of the Lease.

          9. Binding Effect. This Assignment shall be binding upon and shall inure to the benefit of Assignor, Assignee and their respective successors and permitted assigns.

          10. GOVERNING LAW. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS ASSIGNMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.

          11. Definitions. All terms not defined herein, which are used herein in capitalized form and which are defined in the Lease, shall when used herein have the meanings specified or referred to in the Lease.

          12. Notice. Except as otherwise expressly provided herein, notice hereunder may be given, and shall be deemed to have been received when given, as provided in Section 17 of the Lease.

          13. Counterparts. This Assignment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement Assignment to be duly executed as of the day and year first above written.

                               NORTHWEST AIRLINES, INC.,  as Assignor


                               By:_______________________________________
                                  Name:
                                  Title:


                               FIRST SECURITY BANK,
                               NATIONAL ASSOCIATION,
                                 Not in its individual capacity
                                 but solely as Owner Trustee,
                                 as Assignee


                               By:_______________________________________
                                  Name:
                                  Title:

          The undersigned, not in its individual capacity but solely as Indenture Trustee for the benefit of the holders of Secured Certificates and as assignee of, and holder of a security interest in and to the foregoing Purchase Agreement Assignment and the Purchase Agreement pursuant to such Purchase Agreement Assignment, agrees to the terms of the foregoing Purchase Agreement Assignment and agrees that its rights and remedies under such Purchase Agreement Assignment shall be subject to the terms and conditions thereof, including paragraph 4(b), and of the Purchase Agreement.

                               STATE STREET BANK AND
                               TRUST COMPANY,
                                 Not in its individual capacity
                                 but solely as Indenture Trustee


                               By:_______________________________________
                                  Name:
                                  Title: